General Employment Enterprises

Employing America since 1893

INVESTOR PRESENTATION
NOVEMBER 2015
NYSE: JOB

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 as amended, including statements regarding the business of the Company and its industry generally, business strategy, anticipated future financial performance and prospects. All statements in this presentation other than those setting forth strictly historical information are forward-looking statements. These statements are based on the Company's estimates, projections, beliefs and assumptions and are not guarantees of future performance. The Company makes no assurances that estimates or projections of revenues, gross profit, gross margin, SG&A, EBITDA, adjusted non-GAAP EBITDA, adjusted non-GAAP operating income or loss, adjusted non-GAAP net earnings or loss, operating income or loss, net income or loss, operating cash flow, and other financial metrics will be achieved. These forward-looking statements are subject to various risks and uncertainties, which may cause actual results to differ materially from the forward-looking statements. Factors that could cause or contribute to such differences include actual demand for our services, our ability to attract and retain qualified recruiters, account managers and staffing consultants, our ability to remain competitive in obtaining and retaining staffing clients, the availability of qualified temporary and permanent placement personnel, our ability to manage growth including making and integrating strategic acquisitions, our ability to access capital to fund operations, working capital, capital expenditures and acquisitions, satisfactory performance of our enterprise-wide information systems and such other risk factors detailed in our periodic filings with the SEC including Form 10-K, Form 10-Q and all other filings. The Company disclaims any obligation to update these forward-looking statements except as required by law.

Non-GAAP Financial Measures

To supplement the Company's consolidated financial statements presented on a GAAP basis, the Company discloses non-GAAP Pro forma adjusted EBITDA, non-GAAP Pro forma adjusted Income (Loss) from Operations, non-GAAP adjusted Income (loss) from Operations, non-GAAP Working Capital, non-GAAP Current Ratio, non-GAAP Shareholders' Equity and non-GAAP Debt to Equity Ratio because management uses these supplemental non-GAAP financial measures to evaluate performance period over period, to analyze the underlying trends in its business, to establish operational goals, to provide additional measures of operating performance, including using the information for internal planning relating to the Company's ability to meet debt service, make capital expenditures and provide working capital needs. In addition, the Company believes investors already use these non-GAAP measures to monitor the Company's performance. Pro forma Non-GAAP Adjusted EBITDA is defined by the Company as Pro-forma net earnings or loss before interest, taxes, depreciation and amortization (EBITDA) adjusted for the non-cash changes in value of derivative liability related to the conversion option on its convertible debt, plus non-cash stock-based compensation. EBITDA, Pro-forma Adjusted EBITDA, non-GAAP Pro-forma Adjusted Income (Loss) from Operations, non-GAAP Adjusted Income (Loss) from Operations, non-GAAP Working Capital, non-GAAP Current Ratio, non- GAAP Shareholders' Equity and non-GAAP Debt to Equity Ratio are not terms defined by GAAP and, as a result, the Company's measure of those non-GAAP measures and metrics might not be comparable to similarly titled measures and metrics used by other companies. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flow that either excludes or includes amounts that are not normally included in the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP measures discussed above, however, should be considered in addition to, and not as a substitute for, or superior to net income or net loss as reported for GAAP on the Consolidated Statements of Income, cash and cash flows as reported for GAAP on the Consolidated Statement of Cash Flows or other measures of financial performance prepared in accordance with GAAP, and as reflected on the Form 10-Q filed for the respective periods. Reconciliation of all non-GAAP Measures are set forth in supplemental schedules to this presentation.

Company Overview

NYSE: JOB

Company Overview

- Based in Chicago with offices throughout the US
- Leading provider of specialty staffing services including Information Technology, Engineering, Healthcare, Accounting and Commercial fields
- Company was initially founded in 1893 and went public in 1968
- New management team is in the early phases of accelerated growth and profitability of the Company

Investment Merits

Staffing is a Terrific Market

- $139 billion domestic industry with strong growth potential
- Secular changes in the U.S. economy have led to very favorable trends in the staffing industry
- Staffing continues to be a highly fragmented market that is ripe for consolidation

Experienced Management Team

- Management has run a multi-billion dollar staffing business
- Completed over 100 staffing acquisitions
- Orchestrated a very successful exit with positive outcome for shareholders

GEE's Turn Around is in Progress

- Strengthened management, operations team and board
- Fortified balance sheet to support growth
- Rationalized expenses & reduced SG&A

GEE... An Opportunity to Invest in the Next Great Staffing Business

Staffing Industry Overview

NYSE: JOB

US Staffing Industry Overview

Large Fragmented Market: *$139 billion domestic industry for combined temporary staffing and place and search for 2015*

- *6% growth over 2014*
- Temp penetration rate >2% (highest ever) of total nonfarm employment (BLS)
- Estimated that 46% of U.S. businesses will use temp staffing in 2015, up from 43% in 2014 according to Career Builder Survey

Growing Market:

- *US staffing industry will likely add the most jobs of any other industry over the next decade (SIA)*
- In the 5 years post recession, US staffing firms created more new jobs than any other industry
- Higher share of job growth made up of temporary staffing since the 2007-2009 recession provides evidence of a secular shift toward the use of contingent labor

Confluence of Powerful Supply and Buy-Side Forces

SUPPLY

Shift in attitude: Preference of flexible work hours

Necessity: Higher unemployment; part-time work

Pay/benefits: At times, pay is higher than full-time; portability of benefits

Technology: Easier to "port" skills to new employer; MSP & VMS to manage temp labor

DEMAND

Efficiency: Variable cost structure

Just- in- time labor: More companies using mix of permanent and temp

'Made in America' renaissance: Requires higher skilled labor

Economic and regulatory uncertainties: financial liability, healthcare reform

Focused On Growth Sectors

Professional Staffing Services (Est. 2015 Temp. Staffing Mkt. Size)

Healthcare $11 billion



From 2010 – 2014, Healthcare staffing industry average revenue growth was 10% with 2015 projected at $11 billion

Cost, ACA & Shortage of Drs., Nurses, Allied

US Healthcare FTE/Temp. Employee Growth (in 000's)



18,500
18,000
17,500
17,000
16,500
16,000
15,500
15,000
14,500
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14

Source: US Bureau of Labor, Staffing Industry Analyst

IT $28 billion



IT employment growth is 3x US jobs growth

Demand for skilled IT workers in wake of cyber attacks & HTM, Java, .net, PM, QA

Severe shortage of qualified IT workers

US Information Services FTE/Temp Employee Growth (in 000's)



250
200
150
100
50
0
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14

Source: US Bureau of Labor, Staffing Industry Analyst

Engineering $9 billion



US needs 250,000 new engineers over next 10 years

Maturing engineering workforces means new engineers will be aggressively sought

US Heavy and Civil Engineering Construction FTE/Temp. Employee growth (in 000's)



1,000
900
800
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14

Source: US Bureau of Labor, Kelly Services

IT Staffing Continues to Grow

Projected growth in IT sector in 2015:


7%

US temporary staffing market size ($billion): IT segment


2009
15.8
2010
17.9
2011
20.6
2012
22.7
2013
24.5
2014P
26.4
2015P
28.5

Information Technology Staffing Market



Largest IT staffing markets
$823MM
Seattle-Tacoma-Bellevue, WA
$826MM
San Francisco-Oakland-Hayward, CA
$666MM
San Jose-Sunnyvale-Santa Clara, CA
$1,095MM
Los Angeles-Long Beach-Santa Ana, CA
$928MM
Dallas-Fort Worth-Arlington, TX
$764MM
Houston- The Woodlands-Sugar Land, TX
$943MM
Chicago-Naperville-Elgin, IL-IN-WI
$863MM
Boston-Cambridge-Quincy, MA-NH
$1,779MM
New York-Newark-Jersey City, NY-NJ-PA
$969MM
Washington-Arlington-Alexandria, DC-VA-MD-WV
$796MM
Atlanta-Sandy Springs-Roswell, GA

Source: Staffing Industry Analysts

Healthcare Staffing Segments/Opportunities

10 Largest Mkts.

CA	$926m
TX	$753m
NY	$652m
FL	$525m
IL	$476m
PA	$468m
OH	$418m
MI	$378m
NC	$330m
GA	$285m

Allied Staffing $3.2 (scribes)

Travel Nurses $2.1

Per Diem Nurse $3.0

Locum Tenens (Drs.)$2.8

2015 est.
$ in billions

$11.2 Total

7% Growth

Source: Staffing Industry Analysts

Professional Staffing Sector Industry Estimates 2015

Other professional staffing segments growth opportunities


Accounting: $7.0 billion 5% yr to yr growth
Legal: $1.0 billion 5% yr to yr growth
Clinical/Scientific: $2.3 billion 6% yr to yr growth
Creative/Marketing: $1.2 billion 10% yr to yr growth

Source: Staffing Industry Analysts

Industrial Staffing Sector Growth

Largest Staffing Segment

6% CAGR 2013- 2015

$40 billion est. 2017


$29.5
2013
$31.3
2014
$33.2
2015 est.

$ in Billions
Sources : Staffing Industry Analysts, Everest Group, True Blue est.

Industrial Staffing Sector Capabilities

Warehouse Support	• "E" commerce • Logistics
Just-in-Time Labor	• Mfg. & Production • Construction Support
Skilled Trades	• HVAC, Electricians • Plumbers, Carpenters

Significant Consolidation Opportunity in Staffing Industry


$6.0B
~150
Companies
$150M
General Employment
$20M
~ 15,000 Companies
$0

Our Goal is to be a $1 Billion Business

Company Position

NYSE: JOB

Final Phase of Turnaround

We Are Here

1893 - 2001	2001 - 2012	2013 - 2014	2015 - Beyond
Rich Legacy	**Period of Decline**	**Turnaround**	**Growth**
Rich history dating back to 1893 First publicly traded staffing company; on NYSE/ Amex over 50 years Thrived under strong leadership	Business adversely affected by death of long-time CEO in 2001 Inexperienced and new management led to decline in business Loss of resiliency; impact of recession	New management Enhanced board Improved technology platform Rationalized expenses Improved financial reporting Secured competitive financing Preserved listing	Organic growth Acquisition growth Drive enhanced profitability

Office Locations


Information Technology Staffing
Agile Resources- Atlanta: Acquired 7/31/15
Access Data- Denver: Acquired 10/5/15
Engineering Staffing
Accounting Staffing
Trades Staffing
Light Industrial Staffing
Clerical Staffing
Scribe Solutions: Acquired 4/1/15
General Employment Corporate Offices
Ashley Ellis Chicago
Omni One Chicago
Omni One Dublin
Ashley Ellis Indianapolis
Triad Lorain
Triad Columbus
General Employment Columbus
Triad Cleveland
Triad Independence
Triad Akron
Ashley Ellis Boston
Walterboro
Agile Atlanta
Macon
Jacksonville
Ashley Ellis Orlando
General Employment Tampa
Miami
Tallahassee
Pensacola
Ashley Ellis Houston
Access Data Denver
Ashley Ellis Phoenix
General Employment Southern California
Ashley Ellis Southern California

Specialized Brand Strategy

Professional Staffing/Direct Hire

ACCESS DATA CONSULTING CORPORATION
BRIDGING TECHNOLOGY TO BUSINESS

AGILE
WE SPEED YOUR TIME TO TALENT

ashley ellis

General Employment

OMNIONE

SCRIBE SOLUTIONS

Information Technology, Accounting, Engineering

Engineering, Manufacturing

Health Care / EMR

Industrial Staffing/Commercial Staffing

TRIAD Personnel

Light Industrial/Clerical

GEE Skilled Trades

Proven New CEO

- *Derek Dewan joined General Employment 4/1/15 as the Company's CEO upon completion of Scribe acquisition*
- *Mr. Dewan was previously Chairman and CEO of MPS Group, Inc. (NYSE:MPS) and predecessor AccuStaff Incorporated, a multi-billion global Fortune 1000 staffing provider*
- *MPS Group grew organically and through acquisition into an international professional human capital solutions and staffing provider with a vast network of offices in the United States, Canada, the United Kingdom, Continental Europe, Asia and Australia*
- *Successful IPO in 1994, $10.50 price surged to $240; follow-on stock offerings of $110 million and $370 million; $500 million bank revolver*
- *In 2009, Mr. Dewan was instrumental in the sale of MPS Group to the largest staffing company in the world, Adecco Group, for $1.3 billion*

Experienced Core Management

Andrew J. Norstrud, CFO *– Mr. Norstrud has transitioned from interim CEO back into the position of Chief Financial Officer. He started with General Employment in March 2013 as CFO and brings significant experience with public companies in the areas of financial reporting, restructuring for profitability and growth, acquisitions, and technology. He is a CPA and was formerly with PricewaterhouseCoopers (PwC) and Grant Thornton.*

Alexander P. Stuckey, President & COO *– Mr. Stuckey built a successful services company which he sold to Cintas. He has significant experience in operations and finance, including tenure as a banking specialist in the special assets area.*

Deborah Santora-Tuohy, President of Commercial Staffing *–Mrs. Santora-Tuohy has been with the Light Industrial Division for over 23 years, and was recently promoted to President of the Commercial Staffing Division to focus on internal expansion outside of Ohio and increasing profitability.*

Branch Level Managers *– Most offices are operated by long tenured managers that have spent more than 10 years with General Employment.*

Board Members

George A. Bajalia

- *President of Landmark Financial Corp.; served as President and Chief Executive Officer of Prolianz Division of MPS Group Inc. and as Chief Operating Officer of MPS*

William M. Isaac

- *Former Chairman of the Federal Deposit Insurance Corporation (FDIC) 1981 - 1985; Founded regulatory consulting firm The Secura Group, now a part of FTI Consulting, Inc. in which he serves as Senior Managing Director-Global Head of Financial Institutions Corporate Finance*

Dr. Arthur B. Laffer

- *American economist who served in the Reagan Administration, best known for creating the Laffer curve concept ; Founder, Chairman & CEO of Laffer Associates, Policy Co-Chairman of the Free Enterprise Fund, and author and contributor as an economic expert*

Peter J. Tanous

- *Founder and Chairman of Lynx Investment Advisory; Previously was Executive Vice President of Bank Audi (U.S.A.) in New York City and Chairman of Petra Capital Corporation, an international investment bank*

Thomas C. Williams

- *Chief Executive Officer of Innova Insurance Ltd. Mr. Williams, an acting Vice Chairman of Capital Management of Bermuda (previously Travelers of Bermuda)*

Growth Strategy

NYSE: JOB

Strategic Organic Growth Opportunities

Provide new, innovative & enhanced menu of professional service offerings to customers in existing markets and cross-sell multiple specialties - IT, Accounting, Engineering & Healthcare

Enter fastest growing markets by following customers and through geographic footprint expansion with a complete menu of service offerings

Create national wholesale division for IT and aggressively pursue MSP & VMS accounts

Capitalize on light industrial opportunities from shortage of blue collar workers & increased regulation

External Growth Strategy Opportunities

Strategic Acquisitions

- *Strengthen existing service offerings & enhance mkt. share*
- *Add complementary high growth services & specialties*
- *Add new client/business opportunities*
- *Expand into new geographies and markets*
- *Add new recruiting, sales & management talent*

Target Human Capital Acquisition Sectors


Healthcare
IT
Accounting
Engineering
Professional

Strategic Acquisitions Criteria

- *High gross & EBITDA margin*
- *Accretive to earnings*
- *Well managed with experienced operators*
- *Limited enterprise risk and extensive due diligence*
- *Pricing commensurate with profitability & growth*
- *Consideration consists of cash, stock, seller & bank financing*
- *Earn-out possibility*

Acquisition of Scribe Solutions

- Health Care Staffing Acquisition closed 4/1/15

- Scribe provides Emergency Rooms (ER) & Physician Practices with highly trained medical scribes for personal assistant work in connection with electronic medical records (EMR)
  - Scribe recruits, qualifies, hires and trains all resources

- Demand driven by:
  - Over crowded ER & Dr. waiting rooms, EMR issues
  - Rising cost of patient care, ICD 9 & 10, ACA, RCM
  - Increased burden of documentation and clerical work

SCRIBE SOLUTIONS
Excellence in Documentation and Productivity

Acquisition of Agile Resources 7/31/15

- Founded by Tricia Dempsey in 2003 and provides innovative IT staffing solutions and IT consulting services ranging from legacy platforms to emerging technologies to a diversified client base across many industry verticals

- Vast array of high-end IT staffing services and solutions offerings, provides General Employment entry into the high-demand greater Atlanta marketplace where the spend for IT staffing services and solutions is estimated to be approximately $850 million for 2015, according to Staffing Industry Analysts

- Further strengthens GEE's presence in the Southeast staffing market

- Delivers unique CIO advisory services and IT project support resources in the areas of application architecture and delivery, enterprise operations, information lifecycle management and project management all with flexible delivery options

AGILE

WE SPEED YOUR TIME TO TALENT

Acquisition of Access Data 10/5/15

- Access Data founder William Daniel ("Dan") Dampier founded the business over 25 years ago, presently serves as the Chief Executive Officer (CEO)

- A member of GEE's senior leadership team, Dan will assist with the execution of the overall strategic growth plan including expanding GEE's breadth of higher margin IT services offerings, accelerating organic revenue growth and aiding in the evaluation of IT staffing and solutions acquisition candidates

- GEE enters Mountain West region with Access Data and has a platform to grow beyond Colorado into nearby states

- Higher-end IT consulting and IT contract staffing services including project management support to businesses regionally and throughout the U.S. from its office locations in the Denver Tech Center ("DTC" in Greenwood Village) and Colorado Springs

ACCESS DATA
CONSULTING CORPORATION
BRIDGING TECHNOLOGY TO BUSINESS

Financial Overview

NYSE: JOB

Margin Profile

	Light Industrial	Professional Services	Direct Hire Placement
% of Revenues	60%	23%	17%
Gross Margin	12.06%	34.28%	100%
Target Gross Margin Range	12.5% – 16.5%	30% – 35%	100%

*All figures as of 6/30/15 as reflected on Form 10Q filed with the SEC

Unaudited Non- GAAP Balance Sheet Highlights & Metrics

As of 06/30/15

($ in 000 except metrics ; see footnote below)

Cash & cash equivalents	$ 1,113
Accounts receivable, net	$ 5,625
Net working capital	$ 1,509
Total debt outstanding	$ 5,732
Stockholders' equity	$11,788
Days sales outstanding est. (DSO)	47
Current ratio	1.26
Quick ratio	1.18
Total debt to equity ratio	.49

Please refer to SEC Filing on Form 10Q for 6/30/15 and use of Non-GAAP Measures Statement in this presentation.

Questions?

General Employment Enterprises

Employing America since 1893

NYSE: JOB